UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010 (November 12, 2010)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9112 Spectrum Center Boulevard

San Diego, California 92123

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 571-5555

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 12, 2010, Overland Storage, Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with various investors party thereto (collectively, the “Investors”). Pursuant to the Subscription Agreements, the Company agreed to issue to the Investors in a registered offering an aggregate of 3,376,000 shares (the “Shares”) of the Company’s common stock, no par value per share, for an aggregate offering price of approximately $4.2 million (the “Offering”). On November 17, 2010, the Company closed the Offering. A copy of the form of Subscription Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On November 12, 2010, the Company entered into a financial advisory agreement (the “Financial Advisory Agreement”) with Roth Capital Partners, LLC (“Roth”). Pursuant to the Financial Advisory Agreement, the Company agreed to pay Roth a cash fee of $75,000 for financial advisory services in connection with the Offering and agreed to pay to or reimburse certain expenses of Roth up to an aggregate amount of $20,000. A copy of the Financial Advisory Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

A copy of the opinion of O’Melveny & Myers LLP regarding the legality of the Shares is attached hereto as Exhibit 5.1.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release, dated November 12, 2010, entitled “Overland Storage Announces Institutional Investors Purchase $4.2 Million of Common Stock” is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

5.1	Opinion of O’Melveny & Myers LLP.

10.1	Form of Subscription Agreement.

10.2	Financial Advisory Agreement, dated November 12, 2010, between Overland Storage, Inc. and Roth Capital Partners, LLC.

23.1	Consent of O’Melveny & Myers LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated November 12, 2010, entitled “Overland Storage Announces Institutional Investors Purchase $4.2 Million of Common Stock.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: November 17, 2010	By:	/S/ KURT L. KALBFLEISCH
Kurt L. Kalbfleisch
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of O’Melveny & Myers LLP.

10.1	Form of Subscription Agreement.

10.2	Financial Advisory Agreement, dated November 12, 2010, between Overland Storage, Inc. and Roth Capital Partners, LLC.

23.1	Consent of O’Melveny & Myers LLP (reference is made to Exhibit 5.1).

99.1	Press Release, dated November 12, 2010, entitled “Overland Storage Announces Institutional Investors Purchase $4.2 Million of Common Stock.”